                                                                   Exhibit 99(a)

                       KEYCORP STUDENT LOAN TRUST 2002-A
Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                   DISTRIBUTION DATE:    NOVEMBER 28, 2003
                                      -----------------------

(i)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:          $ 8,645,007.01
          ($0.00010568468 per $1,000 original principal amount of Class I-A-1 Notes)                  --------------
           --------------
(ii)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2 Notes:          $         0.00
          ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)                 --------------
           --------------
(iii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:            $         0.00
          ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)                    --------------
           --------------
(iv)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:         $16,276,466.26
          ($0.00012146617 per $1,000 original principal amount of Class II-A-1 Notes)                 --------------
           --------------
(v)       Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:         $         0.00
          ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)                 --------------
           --------------
(vi)      Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:           $   112,370.65
          ($0.00000137372 per $1,000 original principal amount of Class I-A-1 Notes)                  --------------
           --------------
(vii)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:           $   628,757.50
          ($0.00000343583 per $1,000 original principal amount of Class I-A-2 Notes)                  --------------
           --------------
(viii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:             $    38,977.33
          ($0.00000475333 per $1,000 original principal amount of Class I-B Notes)                    --------------
           --------------
(ix)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:          $   291,510.79
          ($0.00000217545 per $1,000 original principal amount of Class II-A-1 Notes)                 --------------
           --------------
(x)       Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:          $ 2,203,996.67
          ($0.00000397833 per $1,000 original principal amount of Class II-A-2 Notes)                 --------------
           --------------
(xi)      Amount of Noteholders' Interest Index Carryover being paid or distributed (if any)
          and amount remaining (if any):

          (1)  Distributed to Class I-A-1 Noteholders:                           $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
                --------------
          (2)  Distributed to Class I-A-2 Noteholders:                           $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
                --------------
          (3)  Distributed to Class I-B Noteholders:                             $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)
                --------------
          (4)  Distributed to Class II-A-1 Noteholders:                          $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
                --------------
          (5)  Distributed to Class II-A-2 Noteholders:                          $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
                --------------
          (6)  Balance on Class I-A-1 Notes:                                     $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
               --------------

                                Page 5 of 8 pages

          (7)  Balance on Class I-A-2 Notes:                                     $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
                --------------
          (8)  Balance on Class I-B Notes:                                       $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class I-B Notes)
                --------------
          (9)  Balance on Class II-A-1 Notes:                                    $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
                --------------
          (10) Balance on Class II-A-2 Notes:                                    $0.00
                                                                              -----------
               ($0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
                --------------

(xii)     (X) Payments made under the Group I Cap Agreement on such date:
                        ($0.00 with respect to the Class I-A-1 Notes,
                --------------
                         $0.00 with respect to Class I-A-2 Notes, and
                --------------
                         $0.00 with respect to Class I-B Notes), and
                --------------
          (Y) payments made under the Group II Cap Agreement on such date:
                        ($0.00 with respect to Class II-A-1 Notes and
                --------------
                         $0.00 with respect to the Class II-A-2 Notes); and
                --------------
              the total outstanding amount owed to the Cap Provider:
                         $0.00 with respect to the Group I Cap Agreement and
                --------------
                         $0.00 with respect to the Group II Cap Agreement.
                --------------

(xiii)    (X) GROUP I POOL BALANCE at the end of the related Collection Period:                       $218,795,884.89 and
                                                                                                      ---------------
          (Y) GROUP II POOL BALANCE at the end of the related Collection Period:                      $622,900,218.70
                                                                                                      ---------------
(xiv)     After giving effect to distributions on this Distribution Date:
          (a)  (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                                 $ 27,603,589.66
                                                                                                      ---------------
               (2) Pool Factor for the Class I-A-1 Notes:                                                 0.337452200
                                                                                                      ---------------
          (b)  (1) outstanding principal amount of CLASS I-A-2 Notes:                                 $183,000,000.00
                                                                                                      ---------------
               (2) Pool Factor for the Class I-A-2 Notes:                                                 1.000000000
                                                                                                      ---------------
          (c)  (1) outstanding principal amount of CLASS I-B Notes:                                   $  8,200,000.00
                                                                                                      ---------------
               (2) Pool Factor for the Class I-B Notes:                                                   1.000000000
                                                                                                      ---------------
          (d)  (1) outstanding principal amount of CLASS II-A-1 Notes:                                $ 72,576,201.50
                                                                                                      ---------------
               (2) Pool Factor for the Class II-A-1 Notes:                                                0.541613400
                                                                                                      ---------------
          (e)  (1) outstanding principal amount of CLASS II-A-2 Notes:                                $554,000,000.00
                                                                                                      ---------------
               (2) Pool Factor for the Class II-A-2 Notes:                                                1.000000000
                                                                                                      ---------------
(xv)      NOTE INTEREST RATE for the Notes:
          (a)  In general:
               (1) Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was   1.14000%
                                                                                                    ------------
               (2) the Student Loan Rate was for Group I:   5.54346%   and Group II:   3.33158%
                                                          ------------               -----------


                                Page 6 of 8 pages

          (b)  Note Interest Rate for the CLASS I-A-1 Notes:                      1.20000% based on Index-based Rate
                                                                                  --------          ----------------
          (c)  Note Interest Rate for the CLASS I-A-2 Notes:                      1.33000% based on Index-based Rate
                                                                                  --------          ----------------
          (d)  Note Interest Rate for the CLASS I-B Notes:                        1.84000% based on Index-based Rate
                                                                                  --------          ----------------
          (e)  Note Interest Rate for the CLASS II-A-1 Notes:                     1.27000% based on Index-based Rate
                                                                                  --------          ----------------
          (f)  Note Interest Rate for the CLASS II-A-2 Notes:                     1.54000% based on Index-based Rate
                                                                                  --------          ----------------


(xvi)     Amount of MASTER SERVICING FEE for related Collection Period:
               $   276,747.36 with respect to the GROUP I Student Loans and
               --------------
               $   782,709.43 with respect to the GROUP II Student Loans
               --------------
              ($0.00000338322 per $1,000 original principal amount of Class I-A-1 Notes,
               --------------
               $0.00000151228 per $1,000 original principal balance of Class I-A-2 Notes
               --------------
               $0.00003374968 per $1,000 original principal balance of Class I-B Notes,
               --------------
               $0.00000584112 per $1,000 original principal balance of Class II-A-1 Notes and
               --------------
               $0.00000141283 per $1,000 original principal balance of Class II-A-2 Notes);
               --------------

(xvii)    Amount of ADMINISTRATION FEE for related Collection Period:
               $       779.84 with respect to the GROUP I Notes and
               --------------
               $     2,220.16 with respect to the GROUP II Notes
               --------------
              ($0.00000000953 per $1,000 original principal amount of Class I-A-1 Notes,
               --------------
               $0.00000000426 per $1,000 original principal balance of Class I-A-2 Notes
               --------------
               $0.00000009510 per $1,000 original principal balance of Class I-B Notes,
               --------------
               $0.00000001657 per $1,000 original principal balance of Class II-A-1 Notes and
               --------------
               $0.00000000401 per $1,000 original principal balance of Class II-A-2 Notes);
               --------------

(xviii)   (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
               $         0.00 with respect to the GROUP I Student Loans
               --------------
               $         0.00 with respect to the GROUP II Student Loans
               --------------

          (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:


                   with respect to the GROUP I Student Loans

                                                                        # of
                                                                        Loans         $ Amount
                                                                        -----        -----------
               30-60 Days Delinquent                                      134        $ 3,465,490
               61-90 Days Delinquent                                       65        $ 1,224,695
               91-120 Days Delinquent                                      56        $ 1,117,969
               More than 120 Days Delinquent                              116        $ 1,993,713
               Claims Filed Awaiting Payment                               20        $   230,874


                   and with respect to the GROUP II Student Loans.
                                                                        # of
                                                                        Loans         $ Amount
                                                                        -----        -----------
               30-60 Days Delinquent                                    1,314        $12,331,556
               61-90 Days Delinquent                                      593        $ 5,483,495
               91-120 Days Delinquent                                     494        $ 4,838,563
               More than 120 Days Delinquent                              437        $ 4,355,086
               Claims Filed Awaiting Payment                              121        $ 1,534,952


                                Page 7 of 8 pages

(xix)     Amount in the GROUP I PRE-FUNDING Account:                                                  $    7,704.77
                                                                                                      -------------
          Amount in the Group I Pre-Funding Account at the end of the Funding Period to be
          distributed as a payment of principal in respect of the Notes:                              $        0.00
                                                                                                      -------------
          Amount remaining in the Group I Subsequent Student Loan Pre-Funding Sub-Account
          being transferred to the Group I Other Student Loan Pre-Funding Sub-Account:                $        0.00
                                                                                                      -------------

(xx)      Amount in the GROUP II PRE-FUNDING Account:                                                 $3,675,982.80
                                                                                                      -------------
          Amount in the Group II Pre-Funding Account at the end of the Funding Period to be
          distributed as a payment of principal in respect of the Notes:                              $        0.00
                                                                                                      -------------
          Amount remaining in the Group II Subsequent Student Loan Pre-Funding Sub-Account
          being transferred to the Group II Other Student Loan Pre-Funding Sub-Account:               $        0.00
                                                                                                      -------------

(xxi)     Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date      $  199,284.33
                                                                                                      -------------

(xxii)    Amount received from the Securities Insurer with respect to the Group II Notes Guaranty
          Insurance Policy:                                                                           $        0.00
                                                                                                      -------------

(xxiii)   Amount paid to the Securities Insurer in reimbursement of all Insured Payments made
          pursuant to the Group II Notes Guaranty Insurance Policy                                    $        0.00
                                                                                                      -------------

(xxiv)    (A) with respect to the GROUP I INTEREST RATE SWAP:
              the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:  $   25,768.62;
                                                                                                      -------------
              the amount of any Net Trust Swap Payment Carryover Shortfall for such
              Distribution Date:                                                                      $        0.00;
                                                                                                      -------------
              the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:              $        0.00;
                                                                                                      -------------
              the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:              $        0.00;
                                                                                                      -------------
              and the amount of any Termination Payment either paid by or made to the Trust on such
              Distribution Date:                                                                      $        0.00; and
                                                                                                      -------------
          (B) with respect to the GROUP II INTEREST RATE SWAP:
              the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:  $   54,345.13;
                                                                                                      -------------
              the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution
              Date:                                                                                   $        0.00;
                                                                                                      -------------
              the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:              $        0.00;
                                                                                                      -------------
              the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:              $        0.00;
                                                                                                      -------------
              and the amount of any Termination Payment either paid by or made to the Trust on such
              Distribution Date:                                                                      $        0.00
                                                                                                      -------------

(xxv)     the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:             $        0.00;
                                                                                                      -------------
          the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:             $        0.00;
                                                                                                      -------------
          Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                   $        0.00;
                                                                                                      -------------
          Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                 $        0.00; and
                                                                                                      -------------
          Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                $        0.00.
                                                                                                      -------------


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